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                                                                   Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly Report of Radva Corporation (the "Company") on Form 10Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 19 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:       November 11, 2004

                                               /s/ Luther I. Dickens
                                               --------------------------------
                                               Luther I. Dickens
                                               Chief Executive Officer



Date:       November 11, 2004

                                               /s/ William F. Fry
                                               --------------------------------
                                               William F. Fry
                                               Vice President-
                                               Chief Financial Officer




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